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                      MODIFICATION OF PROMISSORY NOTE

  WHEREAS, heretofore and under date of March 16, 1989, Brown Disc
Products Company, Inc. (hereinafter called "Borrower"), made, executed and delivered to Central Bank Denver, National Association, a Promissory Note, in the original principal amount of $750,000.00 payable in monthly installments of $8929.00 each, with interest at the rate therein provided, final maturity date of said Note being 7 years after date of Note; and

  WHEREAS, it is mutually desirable, beneficial and agreeable to the parties hereto that the repayment terms of said Note be modified as hereinafter set out;

  NOW, THEREFORE, in consideration of the mutual benefits inuring to each other, it is understood and agreed, by and between the parties hereto, that the terms and conditions of Borrower's Note, as above described, are hereby modified as follow:

  1. Payment of all past due installments of principal and interest is deferred until final maturity of the Borrower's Note, as extended herein.

  2. Final maturity of the Borrower's Note is extended to July 7, 2006, and, on such date all accrued interest and unpaid principal shall be due and payable in full.

  3. Principal-only monthly payments of $1600.00 are to be paid, commencing with the July 7, 1996 payment, for three years; principal-only monthly payments of $2,000.00, are to be paid for the following three years; principal-only monthly payments of $2500.00 are to be paid for the following two years; principal-only monthly payments of $2700.00 are to be paid for the following two years. The remaining balance of principal and interest shall be payable July 7, 2006. An additional monthly payment of $200.00 shall be paid for 100 months commencing July 7, 1996.

  It is further understood and agreed that all other terms, conditions and covenants of the aforesaid Note, not otherwise modified hereby, shall be and remain the same, and that this Agreement, when executed by the parties hereto, shall be attached to and become a part of the original Note, and shall have the same force and effect as if the terms and conditions hereof were originally incorporated in the Note, prior to its execution thereof.

  IN WITNESS WHEREOF, this Agreement is executed by the undersigned parties as of the 7th day of June, 1996.

                           Brown Disc Products Company, Inc.

                           by:
                                -------------------------------
                                Ronald H. Cole
                                President

ACCEPTED BY:               SMALL BUSINESS ADMINISTRATION
                           An Agency of the U.S. Government

                           by:  /s/  Dan Rivas
                                -------------------------------
                                DAN RIVAS, Chief
                                Portfolio Management Division